U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2002

                       COMMISSION FILE NUMBER: 000-32141


                              Nutra Pharma Corp.
            (Exact name of registrant as specified in its charter)



            California                                 91-2021600
-----------------------------------------          -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization


485 Martin Lane, Beverly Hills, California                  90210
(Address of principal executive offices)                  (Zip Code)
------------------------------------------             ----------------

Registrant's telephone number: (310) 858-7088

            4900 9th Avenue NW, Suite 201, Seattle, Washington 98102
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 1. Change In Control of Registrant

Not Applicable

Item 2. Acquisition or Disposition of Assets

Not Applicable



Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

Not Applicable

Item 5. Other Events

Not Applicable




Item 6. Resignations of Registrant's Directors

Effective October 26, 2002, Officer and Director Dr. Edith W. Martin has resigned from the Company's Board of Directors. On September 15, 2002, Dr. Harold Crews resigned from the Company's Board of Directors.


MANAGEMENT

Executive Officers, Key Employees and Directors

The members of the Board of Directors of Nutra Pharma Corp. serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Nutra Pharma Corp. are:



Name                         Age                     Position
----------------             -----            --------------------------------
Harold R. Crews, Ph.D.        67            Chief Executive Officer

Dr. Edith Martin              57            President

Suzanne Mundschenk            64            Vice President

Michael D. Flax               47            Director

Soram Singh Khalsa, M.D.      50            Director, Chairman, Medical
                                            Advisory Committee
Zirk Engelbrecht              45            Chairman of the Board of Directors,
                                            Director

Nancy Volpe                   58            Secretary/Treasurer


Suzanne Mundschenk is the Vice President since August 22, 2002. From 1983 to 2002 she was the VP / Administration of Bio Therapeutics, Inc. (formerly Phylomed) where she was responsible for financial reporting, accounts receivable and payable management and general operation of the facility. She also served as Executive Vice President, Secretary and Director of Laboratory Sciences Institute from 1983 to 1986. From 1980 to 1982 she was the Foreign Liaison for R&D Systems and headed the acquisition of Hycel Europa, a manufacturer and exporter of blood diluters. She holds an Associates Degree in Arts from College Edouard-Montpetit in Montreal, Quebec, Canada.


Michael D. Flax, D.D.S., M.S., P.A. Dr. Flax is a director of Nutra Pharma Corp. Since November 26, 2001, he was director, president and Chief Executive Officer of Nutra Pharma. From 1986 to the present, he has been self employed in the practice of Endontics in Coral Springs, Florida. Dr. Flax is a diplomat of the American Board of Endontics, a member of the American Association of Endontics, and a Fellow of the American College of Denists. Since 1991, he has served on the board of Directors of Health Star, Inc., and currently serves as director for Paragon Dental Services, Chief Financial Officer of Life Network Engineering Technologies, Inc., Associate Professor, Graduate Endontic Department at Nova South-eastern University School of Dentistry, Faculty Instructor at the University of Pennsylvania, and Faculty Instructor at Temple University. From 1984 through 1986, Dr. Flax served as a part time faculty instructor at the University of Pennsylvania, School of Dental Medicine; Endontic Dept., and was a sub-contractor for general dentistry in Philadelphia, Pennsylvania. From 1981 through 1983, he was a subcontractor for general dentistry in Florida, Long Island and New York City. He holds a certificate from the University of Pennsylvania School of Dental Medicine in Endontics, 1986, a D.D.S. from Georgetown University Dental School, 1981, an M.S. in chemistry from St. John's University, 1977, and a B.A. major in chemistry, minor in engineering from Miami University in Oxford, Ohio. He is licensed to practice dentistry in the states of Florida, Maryland, New York, Pennsylvania, and the District of Columbia.

Soram Singh Khalsa, M.D. is the current director of the Nutra Pharma Corp. since February 6, 2002 and the Chairman of the Medical Advisory Committee. Dr. Khalsa has been employed since 1977 in the practice of Internal Medicine and Functional Medicine and is the current Medical Director of the Khalsa Medical Clinic in Beverly Hills, California, and he is currently on the medical staff of Cedars Sinai Hospital. From 1976 through 1977, Dr. Khalsa served his residency in Internal Medicine at the Hospital of the Good Samaritan in Los Angeles, California. From 1975 through 1976, he served as a resident of Internal Medicine at St. Luke's Hospital in Cleveland, Ohio. From 2001 to the present, Dr. Khalsa has served as a Member of the Outside Scientific Advisory Board for the Center on Botanical Studies, National Institute of Health, and a Member of the Advisory Board, Jewish Hospice Project, Los Angeles. From 2000 to the present, Dr. Khalsa has served as a Member of the Medical Advisory Board , Great Smokies Diagnostic Laboratory, Asheville, North Carolina. From 1998 to the present, he has served as the Medical Director of East-West Medical Research Institute. From 1997 to 1999 Dr. Khalsa served as Chairman of the Executive Steering Committee of Complementary Medicine at Cedars-Sinai Medical Center, and from 1995 through 1997, he served as a Member of the Cedars-Sinai Medical Center Task Force on Complementary Medicine. Dr. Khalsa is a Graduate, cum laude, of Yale College, 1970; a Graduate of the American Institute of Homeopathy, 1973; holds a certificate in the Post Graduate Training Program, Millersville, Pennsylvania, 1973; and is a Graduate of the Case Western Reserve University School of Medicine, 1974.

Zirk Engelbrecht. Mr. Englebrecht has been a director since February, 2002, and is the current Chairman of the Board of Directors. Mr. Engelbrecht holds a degree in Mechanical Engineering, and a certificate from the Council for Scientific and Industrial Research. He is the current President of Suprafin, Inc., since 1995, and the president of Infoplan, Inc., since 1994. From 1989 through 1994, Mr. Engelbrecht served as the Managing Director of Suprafin CC, a financial services and venture capital firm operating in South Africa. From 1983 through 1989, he was employed as the General Manager of Growth Equities, Ltd., and from 1980 through 1983, he worked as a mechanical engineer for the Council for Scientific and Industrial Research. Mr. Engelbrecht has overseen the venture capital phase and public registration of three public companies since 1994, and has managed a venture capital pool with assets of approximately $54 million.

Nancy Volpe. Ms. Volpe is the current Secretary/Treasurer of Nutra Pharma Corp. since November 26, 2001. She has been employed as the office manager of Suprafin, Inc. and Infoplan, Inc., a company involved in investments and venture capital, since February, 1997. From June, 1996 through February, 1997, she was employed as a legal secretary for Offit and Kerrman. From February, 1995 through May, 1996, she was employed as a legal secretary for the Law Office of Marcy Englebrecht.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock of Nutra Pharma Corp. as of the date of this disclosure(1), by (I) each person who is known by Nutra Pharma Corp. to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock, (ii) each of Nutra Pharma Corp.'s directors and executive officers, and (iii) all directors and executive officers as a group.

Name and Address                    Number of Shares        Percentage Owned
----------------                    ----------------        ----------------
Opus International, LLC               10,192,556              35.5%
Marcy Englebrecht
19 Hillsyde Court
Cockeysville, MD 21030

First International Bank               6,240,500              21.74%
And Trust
42 Kennedy Avenue
Rosseau, Dominica
West Indies

Dr. Michael Flax                        3,000,000              10.45%
2929 University Dr. #102
Coral Springs, FL  33065

Suzanne Mundschenk                      2,842,500               9.9%
1850 NW 69th Ave., Suite 1
Plantation, Florida 33313

Dr. Soram Sing Khalsa                   1,500,000               5.22%
Bedford Dr.
Beverly Hills, CA  90210

Nancy Volpe                             250,000                  .008%
41 Hawk Rise Lane
Owings Wills, MD 21117


Officers and Directors                17,785,056               61.96%
as a Group


--------
Computation based on 28,704,616 shares outstanding, and does not include 15,255,056 shares on which stop transfer orders have been made.





Item 7. Financial Statements and Exhibits


a. Financial Statements of Business Acquired.

It is impractical to provide the required financial statements of Bio Therapeutics at this time. The registrant intends to file such financial statements as soon as is practical, but not later than 60 days after this report on Form 8-K is filed with the Commission.

b. Pro Form Financial Information.

It is impractical to provide the required pro forma financial statements at this time. The registrant intends to file such pro forma consolidated financial statements for itself and its wholly-owned subsidiaries as soon as is practical, but not later than 60 days after this report on Form 8-K is filed with the Commission.

c.  Exhibits.

7.1 Definitive Agreement of Exchange of Common Stock dated May 30, 2002, by and among Nutra Pharma Corp. and Bio Therapeutics, Inc.

7.2 Closing Agreement for the Exchange of Common Stock dated August 20, 2002 by and among Nutra Pharma Corp and Bio Therapeutics, Inc.


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2002

Nutra Pharma Corp.

Zirk Englebrecht
By: Zirk Engelbrecht, Chairman,
Board of Directors/VP




In connection with the current report of Nutra Pharma Corp. (the "Company") on Form 8K for September 15, 2002, as filed with the Securities and Exchange Commission on the date hereof, Zirk Englebrecht and Nancy Volpe certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: October 30, 2002                   By:   Zirk Englebrecht
                                                ------------------------------
                                                Chairman, Board of Directors/VP


Dated: October 30, 2002                   By:   Nancy Volpe
                                             -----------------------------
                                             Nancy Volpe, Chief Financial
                                             Officer